Exhibit 10.8



Maxim Group, LLC                        I-Bankers Securities Incorporated
405 Lexington Avenue, 2nd Floor         1560 East Southlake Boulevard, Ste. 232
New York, NY  10174                     Southlake, TX  76092


     Re: Public Offering of Ordinary Shares of Gentium, S.p.A.

Ladies and Gentlemen:

     The undersigned, the holder of 800,000 outstanding ordinary shares (the "Shares") of Gentium, S.p.A., a Republic of Italy corporation (the "Company") understands that Maxim Group, LLC and I-Bankers Securities Incorporated, as Representatives of the Underwriters (the "Representatives"), intend to enter into an Underwriting Agreement with the Company providing for the initial public offering under the Securities Act of 1933, as amended, of up to 2,700,000 ordinary shares (the "Offering").

     In order to induce the Company, you and the other Underwriters to enter into the Underwriting Agreement and to proceed with the Offering, the undersigned agrees, for the benefit of the Company, you and the other Underwriters, that he will not, without the prior written consent of the
Representatives: (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, the Shares, beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof; (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Shares owned by the undersigned, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Shares, in cash or otherwise, or (3) make any demand for or exercise any right with respect to, the registration of the Shares or any security convertible into or exercisable or exchangeable for the Shares for a period of 180 days subsequent to the Effective Date (as defined in the Underwriting Agreement) (the "Lock-Up Period"). The undersigned further understands and agrees that in order to comply with applicable National Association of Securities Dealers, Inc.'s rules and regulations regarding publication of research reports, the Representatives, on the one hand, and the undersigned, on the other hand, may agree in writing to extend the Lock-Up Period for up to eighteen (18) days after the expiration, waiver or termination of this Lock-Up Agreement (the "Termination Date"). Nothing contained herein shall prohibit transfers of the Shares or part thereof as a bona fide gift provided that any donee thereof agrees in writing to be bound by the terms hereof.

     The undersigned confirms that he, she or it understands that the Underwriters and the Company will rely upon the representations set forth in this agreement in proceeding with the Offering. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement. This agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Shares or securities convertible into or exchangeable or exercisable for the Shares, held by the undersigned except in compliance with this agreement.



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     This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     This agreement is effective as of the date hereof and shall terminate and become null and void on the earlier of (i) the Termination Date; or (ii) the close of business on the date that the registration statement filed pursuant to the Securities Act of 1933, as amended, to effect the Offering is withdrawn by the Company without having been declared effective.


                                     Very truly yours,


Dated:  May 30, 2005                 /s/ Antonio Nicolai
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                                     Signature

                                     Sigma Tau Finanziaria SpA
                                     Antonio Nicolai - Managing Director
                                     -----------------------------------------
                                     Printed Name and Title (if applicable)


                                     Via Sudafrica, Rome - 00144 Italy
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                                     Address